                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                       The McGraw-Hill Companies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

LOGO OF ADDRESS

                                                                McGRAW HILL LOGO

                                                                  March 24, 1998

DEAR SHAREHOLDER:

On behalf of the Board of Directors and management, we cordially invite you to the Annual Meeting of Shareholders to be held Wednesday, April 29, 1998, at 11 A.M., at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, New York 10020. In the pages that follow you will find the Notice of Meeting and Proxy Statement describing the formal business to be transacted at this Meeting. Please read them carefully.

At the Annual Meeting, there will be a report to shareholders regarding the operations of The McGraw-Hill Companies, Inc. In addition, time will be made available for shareholders to discuss the formal business items as well as to ask other questions about The McGraw-Hill Companies' operations.

It is important that your shares be voted at the Meeting in accordance with your preference whether or not you plan to attend in person. We urge you to specify your choices on the matters presented by filling in the appropriate boxes on the enclosed Proxy Card. Please sign, date and return the Proxy Card in the prepaid envelope provided. Your cooperation in promptly returning the Proxy Card will save your Corporation additional solicitation costs and is appreciated. If you do attend the meeting and wish to vote in person, you may withdraw your Proxy at that time.

                                          Sincerely,

                                          /s/ Joseph L. Dionne

                                          JOSEPH L. DIONNE
                                          Chairman of the Board and Chief
                                          Executive Officer

LOGO OF ADDRESS

                                                                McGRAW HILL LOGO

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 29, 1998

To the Shareholders of The McGraw-Hill Companies, Inc.:

The Annual Meeting of Shareholders of The McGraw-Hill Companies, Inc. (the "Corporation") will be held at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, New York 10020, Wednesday, April 29, 1998, at 11 A.M., for the purpose of considering and voting upon the following:

1. Election of five directors;

2. Proposal to amend the Restated Certificate of Incorporation to increase the authorized shares of Common Stock;

3. Ratification of the appointment of independent auditors for 1998; and

4. Such other business as may properly come before the Meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement.

In accordance with the By-Laws and resolutions of the Board of Directors, only shareholders of record at the close of business on March 12, 1998 shall be entitled to notice of and to vote at the Meeting.

                                      By Order of the Board of Directors

                                      SCOTT L. BENNETT
                                      Senior Vice President, Associate General
                                      Counsel and Secretary

                                      New York, New York
                                      March 24, 1998

--------------------------------------------------------------------------------

      Please sign and return the enclosed proxy in the envelope provided.
            No postage is necessary if mailed in the United States.
--------------------------------------------------------------------------------

THE MCGRAW-HILL COMPANIES, INC.

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 29, 1998

                                PROXY STATEMENT

To the Shareholders of The McGraw-Hill Companies, Inc.:

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The McGraw-Hill Companies, Inc. (the "Corporation") for use at the Annual Meeting of Shareholders to be held at 11 A.M. on April 29, 1998, at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. A Notice of Meeting is attached hereto and a form of proxy is enclosed.

THE PROXY

The persons named as proxies were selected by the Board of Directors of the Corporation and are officers of the Corporation.

When the proxies in the enclosed form are properly executed and returned, the shares they represent will be voted at the Meeting. If a shareholder participates in the Corporation's Dividend Reinvestment Plan, any proxy given by such shareholder will also govern the voting of all shares held for the shareholder's account under the Dividend Reinvestment Plan, unless contrary instructions are received. Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Corporation an instrument revoking it or by filing a duly executed proxy bearing a later date.

The cost of soliciting proxies will be borne by the Corporation. The Corporation will request banks and brokers to solicit their customers who have a beneficial interest in the Corporation's shares registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitations. In addition, officers and full-time employees of the Corporation may solicit proxies by telephone, telegraph or personal interview. The Corporation has retained Kissel-Blake Inc. to assist in the solicitation of proxies. It is estimated the Corporation will pay Kissel-Blake a fee of $16,500 for these services.

These proxy materials are being mailed to shareholders of the Corporation commencing on March 24, 1998. A copy of the 1997 Annual Report to Shareholders was mailed to shareholders on March 17, 1998.

VOTING SECURITIES

The outstanding securities of the Corporation on March 12, 1998 were 99,383,929 shares of Common Stock, par value $1 per share, and 1,362 shares of $1.20 Convertible Preference Stock, par value $10 per share. Each share of Common Stock and $1.20 Convertible Preference Stock is entitled to one vote at the Meeting.

VOTING PROCEDURES

Under the New York Business Corporation Law (the "BCL") and the Corporation's Restated Certificate of Incorporation, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and $1.20 Convertible Preference Stock is necessary to constitute a quorum of shareholders to take action at this Annual Meeting. For these purposes, shares which are present, or represented by a proxy, at the Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any particular matter. Once a quorum of the shareholders is established, under the BCL and the Corporation's Restated Certificate of Incorporation, (A) the directors standing for election as set forth on pages 3 and 4 must be elected by a plurality of the votes cast (Proposal One); (B) the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and $1.20 Convertible Preference Stock, voting together as a single class, is required to approve the amendment to the Corporation's Restated Certificate of Incorporation as set forth on pages 17 and 18 (Proposal Two); and (C) the affirmative vote of a majority of the votes cast is required to ratify the appointment of the auditors as described on page 18 (Proposal Three). For voting purposes (as opposed to for purposes of establishing a quorum) abstentions and broker non-votes will not be counted in determining whether the directors standing for election have been elected or whether any other item has been approved; however, with respect to the proposal to amend the Restated Certificate of Incorporation (Proposal Two), abstentions and broker non-votes will have the effect of a negative vote.

Votes at the Meeting will be tabulated by two inspectors of election appointed by the Board of Directors.

                         1. ELECTION OF FIVE DIRECTORS

Under the Corporation's Restated Certificate of Incorporation, there are three classes of directors which are to be as equal in number as possible. Four directors, Joseph L. Dionne, Linda Koch Lorimer, Harold W. McGraw III and Alva
O. Way, were elected in 1996 for three-year terms expiring at the 1999 Annual Meeting. None of these four incumbent directors is standing for re-election at this Meeting.

Five directors, Vartan Gregorian, John T. Hartley, Paul J. Rizzo, James H. Ross and Sidney Taurel, were elected in 1997 for three-year terms expiring at the 2000 Annual Meeting. Mr. Rizzo, a director of the Corporation since 1988, will be retiring from the Board after this Meeting, pursuant to the Board of Directors' longstanding retirement age policy. None of the other four incumbent directors is standing for re-election at this Meeting.

Two directors, Pedro Aspe and Robert P. McGraw, were elected in 1996 for two-year terms expiring at the 1998 Annual Meeting. Three directors, George B. Harvey, Richard H. Jenrette and Lois Dickson Rice, were elected in 1995 for three-year terms expiring at the 1998 Annual Meeting. Accordingly, Mrs. Rice and Messrs. Aspe, Harvey, Jenrette and Robert P. McGraw are to be elected at this Meeting for three-year terms expiring at the 2001 Annual Meeting.

Harold W. McGraw, Jr., a director of the Corporation from 1954 to 1988, Chairman of the Board from 1976 to 1988, and Chief Executive Officer of the Corporation from 1975 to 1983, retired from the Board after the 1988 Annual Meeting pursuant to the Board's retirement age policy. However, in recognition of Mr. McGraw's past service and contributions to the Corporation and to assure his continued close association with the Board and the Corporation, the Board of Directors several years ago elected Mr. McGraw permanently to the position of Chairman Emeritus.

                     THE BOARD OF DIRECTORS' RECOMMENDATION

Unless otherwise specified by the shareholder, the Board of Directors intends the accompanying proxy to be voted FOR the election of the named five nominees as directors.

The Board of Directors does not contemplate that any nominee will be unable or unwilling to serve as a director. However, if that should occur, the individuals named as the proxies reserve the right to substitute another person as may be selected by the Board of Directors when voting at the Annual Meeting.

Following is information about each of the five nominees for director who are being proposed for election at this Annual Meeting and about each of the eight incumbent directors.

--------------------------------------------------------------------------------

NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING AT THE 2001 ANNUAL MEETING

PHOTO OF PEDRO ASPE           PEDRO ASPE, age 48, has been Chairman of the Board of Vector
                              Casa de Bolsa, S.A. de C.V. ("Vector"), an investment
                              banking firm in Mexico providing financial services to
                              corporations, financial institutions and individual
                              investors, since 1996. Vector is a subsidiary of Pulsar
                              International, S.A. de C.V., an industrial and financial
                              company headquartered in Mexico. He has also been since 1996
                              Managing Director and a partner of a newly formed investment banking unit of Vector aimed at attracting capital and
                              technology to Mexico. Dr. Aspe has been since 1995 a
                              professor at the Instituto Technologico Autonomo de Mexico, located in Mexico City, and is a member of its Governing
                              Board. Dr. Aspe has held a number of positions with the
                              Mexican government and was most recently the Secretary of
                              Finance and Public Credit of Mexico from 1988 through 1994.
                              Dr. Aspe is a director of Seguros Comercial America (Mexico)
                              and on the Advisory Board of Marvin & Palmer. Dr. Aspe is
                              also a member of the Advisory Board of the Massachusetts
                              Institute of Technology and a member of the Board of
                              Stanford University's Institute of International Studies.
                              Dr. Aspe has served as a director of the Corporation since
                              1996 and is a member of the Audit and Financial Policy
                              Committees.
------------------------------------------------------------------------------------------

PHOTO OF GEORGE B. HARVEY     GEORGE B. HARVEY, age 66, was Chairman, President and Chief
                              Executive Officer of Pitney Bowes Inc., a manufacturer of
                              office equipment and business supplies and provider of
                              financial services, from 1983 through 1996. Mr. Harvey was
                              President and Chief Operating Officer of Pitney Bowes from
                              1981 to 1983. He is a director of Merrill Lynch, Pfizer,
                              Inc. and Massachusetts Mutual Life Insurance Co. Mr. Harvey
                              has served as a director of the Corporation since 1985 and is Chairman of the Audit Committee and is a member of the
                              Executive, Financial Policy and Nominating and Corporate
                              Governance Committees.
------------------------------------------------------------------------------------------

PHOTO OF RICHARD H. JENRETTE  RICHARD H. JENRETTE, age 68, was Chairman of the Board and
                              Chief Executive Officer from 1990 to 1996 of The Equitable
                              Companies Incorporated. He was also Chairman of Equitable's wholly-owned investment banking subsidiary, Donaldson,
                              Lufkin & Jenrette, Inc. Mr. Jenrette was Chairman of The
                              Equitable Life Assurance Society of the United States, a
                              mutual life insurance company, prior to its de-mutualization in 1992. He is a director of Groupe AXA, S.A. Mr. Jenrette has served as a director of the Corporation since 1993 and is a member of the Financial Policy Committee.
------------------------------------------------------------------------------------------

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PHOTO OF ROBERT P. McGRAW     ROBERT P. MCGRAW, age 43, has been Executive Vice President of the Professional Publishing Group of the Corporation
                              since 1989. He was Executive Vice President of the
                              Healthcare Group from 1987 to 1989, and Group Vice President of that same group from 1985 to 1987. Prior to that he
                              served in several key positions in the Health Professions
                              Division: as General Manager from 1983 to 1985; as Editorial
                              Director from 1982 to 1983; and as Editor from 1979 to 1982.
                              He joined the Corporation in 1976 as a sales representative for McGraw-Hill Higher Education, formerly known as the
                              College Division. Mr. McGraw is a director of McGraw-Hill
                              Ryerson Limited. Mr. McGraw has served as a director of the
                              Corporation since 1995 and is a member of the Financial
                              Policy Committee. (a)
------------------------------------------------------------------------------------------

PHOTO OF LOIS DICKSON RICE    LOIS DICKSON RICE, age 65, has been a guest scholar since
                              1991 in the Economics Study Program at the Brookings
                              Institution, a research and education organization. Prior to that she had been for more than five years Senior Vice
                              President, Government Affairs, and a director of Control
                              Data Corporation, which applies technology to specialized
                              computer, information and management needs. She has held
                              various positions with the College Board, an educational
                              association, and from 1971 through 1981 served as one of its
                              Vice Presidents. Mrs. Rice is a director of Fleet Financial
                              Group, International Multifoods, Unum Corporation and the
                              HSB Group. Mrs. Rice is a Trustee of the Harry Frank
                              Guggenheim Foundation and Reading Is Fundamental. She is a
                              member of the President's Foreign Intelligence Advisory
                              Board and a director of the Public Agenda Foundation. Mrs.
                              Rice has served as a director of the Corporation since 1988 and is a member of the Audit and Compensation Committees.
------------------------------------------------------------------------------------------
DIRECTORS WHOSE TERMS EXPIRE AT THE 1999 ANNUAL MEETING

PHOTO OF JOSEPH L. DIONNE     JOSEPH L. DIONNE, age 64, has been Chairman of the Board and
                              Chief Executive Officer of the Corporation since April 1988.
                              He was President and Chief Executive Officer of the
                              Corporation from 1983 to April 1988. Mr. Dionne was
                              President and Chief Operating Officer of the Corporation
                              from 1981 to 1983. He was Executive Vice President,
                              Operations, of the Corporation from 1979 to 1981 and
                              President of McGraw-Hill Information Systems Company from
                              1977 to 1979. He is a director of The Equitable Companies
                              Incorporated, The Equitable Life Assurance Society of the
                              United States, the Harris Corporation, Ryder Systems, Inc.
                              and a Trustee of Hofstra University. Mr. Dionne has served as a director of the Corporation since 1981 and is Chairman of the Executive Committee. (b)
------------------------------------------------------------------------------------------

PHOTO OF LINDA KOCH LORIMER   LINDA KOCH LORIMER, age 46, has been Vice President and
                              Secretary of Yale University since 1995, having returned to
                              Yale as Secretary of the University in 1993. She was
                              President of Randolph-Macon Woman's College from 1987 to
                              1993 and was Associate Provost of Yale University from 1983 to 1987. She is a director of Sprint Corporation. Ms.
                              Lorimer also serves on the Board of Governors of the Center for Creative Leadership and is a director of Yale-New Haven
                              Hospital. Ms. Lorimer has served as a director of the
                              Corporation since 1994 and is a member of the Compensation and Nominating and Corporate Governance Committees.
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

PHOTO OF HAROLD W. McGRAW    HAROLD W. MCGRAW III, age 49, has been President and Chief Operating Officer of the Corporation
III                          since 1993. He was Executive Vice President, Operations, of the Corporation from 1989 to 1993.
                             Prior to that he was President of the McGraw-Hill Financial Services Company, President of the
                             McGraw-Hill Publications Company, Publisher of McGraw-Hill's Aviation Week & Space Technology
                             magazine and Vice President, Corporate Planning. Before joining the Corporation in 1980, he held several financial positions at the GTE Corporation. He is a Trustee of Hartley House (a New York
                             City community settlement house). Mr. McGraw has served as a director of the Corporation since
                             1987 and is a member of the Financial Policy Committee. (a)(b)
-----------------------------------------------------------------------------------------------------------------------------

PHOTO OF ALVA O. WAY         ALVA O. WAY, age 68, is Chairman of the Board of IBJ Schroder Bank & Trust Company and a
                             consultant and a director of Schroder (PLC) (London). Mr. Way was the President of the Travelers
                             Corporation, a financial services organization, from 1983 to 1984. He was President of the
                             American Express Company from 1981 to 1983 and Vice Chairman from 1979 to 1981. Previously, Mr.
                             Way was Senior Vice President -- Finance for the General Electric Company from 1977 to 1979 and its Financial Vice President from 1973 to 1977. He is a director of Ryder Systems, Inc., Gould,
                             Inc. and Eli Lilly and Company. He is Chancellor Emeritus of Brown University and a Trustee of
                             the Committee for Economic Development. Mr. Way has served as a director of the Corporation since 1983 and is Chairman of the Nominating and Corporate Governance Committee and is a member of the Financial Policy and Executive Committees.
-----------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHOSE TERMS EXPIRE AT THE 2000 ANNUAL MEETING

PHOTO OF VARTAN GREGORIAN    VARTAN GREGORIAN, age 63, has been since July 1997 the President of Carnegie Corporation of New
                             York, a private philanthropic and grant-making institution. Prior to that he was President of
                             Brown University and a Professor of History at Brown University from 1989 to 1997. He was
                             President and Chief Executive Officer of the New York Public Library from 1981 to 1989. Prior to
                             1981, Dr. Gregorian taught and held administrative posts at several American universities. Dr.
                             Gregorian is a director of the Institute for Advanced Study, the J. Paul Getty Trust and the
                             Museum of Modern Art (New York). He has served on the boards of many non-profit organizations and foundations. Currently he is President Emeritus of the New York Public Library and Brown
                             University. He was appointed by President Bush to be a member of the Fulbright Commission. He is also a member of the American Philosophical Society and a Fellow of the American Academy of Arts
                             and Sciences. Dr. Gregorian has served as a director of the Corporation since 1990 and is a member of the Audit and Compensation Committees.
-----------------------------------------------------------------------------------------------------------------------------


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PHOTO OF JOHN T. HARTLEY      JOHN T. HARTLEY, age 68, is Chairman of the Executive
                              Committee and a director of the Harris Corporation, a
                              supplier of information, communication and semiconductor
                              systems, products and services to government and commercial markets worldwide. He was Chairman of the Board and Chief
                              Executive Officer of the Harris Corporation from 1987 to
                              1995. Mr. Hartley was elected President and Chief Operating
                              Officer of the Harris Corporation in 1982, Chief Executive
                              Officer in 1986 and Chairman of the Board in 1987. Mr.
                              Hartley is a director of The Equitable Companies
                              Incorporated and The Equitable Life Assurance Society of the
                              United States and formerly the Chairman of the National
                              Association of Manufacturers. He was a member of President
                              Reagan's and President Bush's National Security
                              Telecommunications Advisory Committee and is a past Chairman of the Defense Policy Advisory Committee on Trade. Mr.
                              Hartley is also Chairman of the Board of Trustees of the
                              Florida Institute of Technology. Mr. Hartley has served as a director of the Corporation since 1989 and is a member of
                              the Audit, Compensation and Nominating and Corporate
                              Governance Committees.
------------------------------------------------------------------------------------------
PHOTO OF JAMES H. ROSS        JAMES H. ROSS, age 59, has been since 1996 Chairman of The
                              Littlewoods Organisation, a private company in Great Britain operating in the retail, home shopping and leisure
                              businesses. Mr. Ross was Chief Executive and Deputy Chairman of Cable & Wireless plc, an international provider of
                              telecommunications services, between 1992 and 1995. He was a
                              Managing Director of British Petroleum plc, which engages in all phases of the petroleum business, from 1991 to 1992, and
                              Chairman and Chief Executive Officer of BP America Inc., a
                              subsidiary of British Petroleum plc, from 1988 to 1991. He was Chief Executive Officer and Managing Director of BP Oil
                              International Limited from 1986 to 1988. Prior to that, he was General Manager of Corporate Planning for British
                              Petroleum plc from 1982 through 1985. Mr. Ross is a director of Groupe Schneider and Datacard Inc. He is a trustee of the
                              Cleveland Orchestra and Chairman of the Board of the
                              Manchester Business School. Mr. Ross has served as a
                              director of the Corporation since 1989 and is Chairman of
                              the Financial Policy Committee and is a member of the
                              Executive and Nominating and Corporate Governance
                              Committees.
------------------------------------------------------------------------------------------
PHOTO OF SIDNEY TAUREL        SIDNEY TAUREL, age 49, has been President and Chief
                              Operating Officer of Eli Lilly and Company, a pharmaceutical company, since 1996. He was elected a director of Eli Lilly and Company in 1991. Mr. Taurel joined Eli Lilly and Company in 1971 and has held management positions in the company's operations in Brazil and Europe. He served as President of
                              Eli Lilly International Corporation from 1986 until 1991, as
                              Executive Vice President of the Pharmaceutical Division from
                              1991 until 1993 and as Executive Vice President of Eli Lilly and Company from 1993 until his appointment in 1996 as
                              President and Chief Operating Officer. Mr. Taurel is
                              Chairman of the Board of Directors of the Pharmaceutical
                              Research and Manufacturers of America. He also serves on the
                              Board of ITT Industries, Inc. and the Board of Overseers of
                              the Columbia Business School. Mr. Taurel has served as a
                              director of the Corporation since 1996 and is a member of
                              the Compensation and Nominating and Corporate Governance
                              Committees.
------------------------------------------------------------------------------------------

(a) Harold W. McGraw III and Robert P. McGraw are brothers and the sons of Harold W. McGraw, Jr.
(b) On January 28, 1998, the Board of Directors announced that Mr. Harold W. McGraw III shall become the Corporation's Chief Executive Officer effective April 29, 1998. Mr. Joseph L. Dionne, who shall retire as of July 1, 1998, shall continue to serve as non-executive Chairman of the Board of Directors.

--------------------------------------------------------------------------------

                    INFORMATION AS TO COMMITTEES, ATTENDANCE
                       AND FEES OF THE BOARD OF DIRECTORS

The Corporation's Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees.

The Audit Committee is comprised of Ms. Lois Dickson Rice and Messrs. Pedro Aspe, Vartan Gregorian, John T. Hartley, George B. Harvey and Paul J. Rizzo. During 1997 the Audit Committee held three meetings. The functions performed by the Audit Committee include: (a) reviewing and approving the scope and coverage of the Corporation's annual audit and the division of duties between the Corporation's independent auditors and internal auditors; (b) discussing any significant difficulties encountered or significant findings made during the annual audit; (c) reviewing and approving the annual audit, financial statements and management letters following completion of the Corporation's annual audit;
(d) reviewing with the Corporation's independent auditors and the Corporation's management the accounting systems, financial controls and procedures used by the Corporation; (e) reviewing and approving the scope of the duties of the internal audit function; (f) reviewing and approving, from time to time, with the Corporation's senior management the Corporation's Code of Business Ethics to determine compliance with such Code; (g) reviewing and approving the annual audit budget and actual fees paid to the Corporation's independent auditors; and
(h) recommending to the Board of Directors each year the firm of independent auditors to be retained for the following year.

The Compensation Committee is comprised of Ms. Lois Dickson Rice and Linda Koch Lorimer and Messrs. Vartan Gregorian, John T. Hartley, Paul J. Rizzo and Sidney Taurel. During 1997 the Compensation Committee held five meetings. The functions performed by the Compensation Committee include: (a) establishing and approving the compensation to be paid to members of the Corporation's senior management;
(b) administering the Corporation's executive incentive plans; (c) administering the Corporation's stock incentive plans; and (d) authorizing and approving special compensation arrangements for senior management.

The Nominating and Corporate Governance Committee is comprised of Ms. Linda Koch Lorimer and Messrs. John T. Hartley, George B. Harvey, Paul J. Rizzo, James H. Ross, Sidney Taurel and Alva O. Way. During 1997 the Nominating and Corporate Governance Committee held three meetings. The functions performed by the Committee include: (a) recommending to the Board of Directors the slate of nominees for election as directors at each Annual Meeting or for election by the Board of Directors on an interim basis; (b) recommending to the Board of Directors individuals to fill vacancies on it; (c) evaluating, on a continuing basis, possible candidates to serve on the Board of Directors; (d) recommending to the Board of Directors appropriate compensation to be paid to the directors;
(e) administering the Director Deferred Stock Ownership Plan; (f) determining whether any relationship exists between an outside director and the Corporation that might affect the status of the director as independent; and (g) making recommendations from time to time to the Board of Directors as to matters of corporate governance and periodically monitoring the Board's performance. The Nominating and Corporate Governance Committee is willing to consider recommendations of nominees by a shareholder if the shareholder submits the nomination in compliance with the advance notice, informational and other requirements set forth in the Corporation's By-Laws. Shareholders should direct such recommendations of nominees to the Nominating and Corporate Governance Committee, c/o the Secretary of the Corporation at 1221 Avenue of the Americas, New York, New York 10020. The Corporation's By-Laws also contain detailed procedures, including time limitations, which a shareholder must comply with in order to introduce an item of business at a meeting of shareholders.

In addition to the above mentioned three committees, the Corporation's Board of Directors has an Executive Committee and a Financial Policy Committee.

The Board of Directors of the Corporation held a total of eight meetings during 1997. All directors attended at least 75% of (1) all meetings of the Board of Directors and (2) all meetings of all board committees on which they served. The overall attendance record for all directors as a group during 1997 was 95.4%.

Outside directors of the Corporation receive an annual retainer comprised of both cash and, pursuant to the Director Deferred Stock Ownership Plan in order to more closely align directors' compensation with the financial interests of shareholders, shares of the Corporation's Common Stock. Effective July 1, 1997, the cash portion of the outside directors' annual retainer was increased from $15,000 to $17,000 (or a pro rata portion thereof for any partial year). Under the Director Deferred Stock Ownership Plan, approximately 50% of an outside director's total compensation during the year (or a greater percentage should a director so elect) shall be paid in shares of the Corporation's Common Stock, which shall be credited on an annual basis to a bookkeeping account maintained for each such non-employee director and which shall be delivered in the form of stock certificates at the time such director ceases to be a member of the Board. Likewise, effective July 1, 1997, this 50% share equivalent amount was increased from approximately $15,000 to approximately $17,000 worth of shares of the Corporation's Common Stock, thereby making the aggregate outside directors' annual retainer equal to approximately $34,000. Pursuant to the Director Deferred Stock Ownership Plan, the Corporation currently has written agreements with Ms. Linda Koch Lorimer and Messrs. Pedro Aspe and George B. Harvey to receive all or a portion of their annual cash retainer and board and committee fees payable in shares of the Corporation's Common Stock.

In addition, effective July 1, 1997, the fees paid to outside directors for each board meeting which they attended was increased from $1,000 to $1,200, and the fees paid to outside directors for each meeting of the Audit, Compensation, Executive, Financial Policy and Nominating and Corporate Governance Committees which they attended was increased from $800 to $1,000. Inside directors, who are employees of the Corporation, do not receive any fees for serving on the board or for attending meetings of board committees.

Pursuant to the Director Deferred Compensation Plan, the Corporation currently has written agreements with Ms. Linda Koch Lorimer and Lois Dickson Rice and Messrs. Vartan Gregorian, John T. Hartley, Paul J. Rizzo and Alva O. Way, respectively, to defer payment to them of all or a portion of their annual cash retainer and board and committee meeting fees which would otherwise be due and payable to them in connection with their service on the Board of Directors. Interest on the deferred amount is to be based on the monthly equivalent of a corporate bond index for the preceding year plus 2% (up to a maximum of 150% of the bond index), except that with respect to agreements to defer entered into prior to December 3, 1986, interest will be payable at the average of a corporate bond index for the previous five calendar years plus an additional amount currently estimated at 6%.

Further, pursuant to the Directors Retirement Plan (which was amended to provide that current Board members shall not accrue any additional benefits under said Plan after June 30, 1996 and any future new Board members after such date shall not participate in said Plan) annual retirement and disability benefits are to be paid to each non-employee director of the Corporation upon retirement at or after age 65 or in the event of disability in an amount equal to 10% of the then annual retainer fee for each year of service on the Board, provided that the director shall have been a Board member for at least five years.

INDEMNIFICATION

Each of the directors and certain of the executive officers have entered into an indemnification agreement with the Corporation pursuant to which each director and executive officer shall be indemnified against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred in any action or proceeding, whether civil or criminal, or any appeal therein, to the fullest extent permitted by the applicable provisions of the New York Business Corporation Law. Such indemnification will be reduced to the extent that a director or executive officer is effectively indemnified by directors' and officers' liability insurance maintained by the Corporation. The Corporation has for many years carried directors' and officers' liability insurance coverage. The Corporation's current insurance coverage was purchased for the three-year period beginning December 31, 1997 and extending through December 31, 2000, for a three year aggregate premium of approximately $1,786,500. The Corporation has purchased this insurance coverage from National Union Fire Insurance Company of Pittsburgh, PA.; Federal Insurance Company; and Great American Insurance Companies. This coverage, subject to a number of standard exceptions and certain deductibles, indemnifies the directors and officers of the Corporation and its subsidiaries, whether elected or appointed, for liabilities or losses incurred in the performance of their duties up to an aggregate sum of $65,000,000. No sums have been paid under this coverage to the Corporation or any directors or officers nor have any claims for reimbursement been made under this policy.

           BENEFICIAL OWNERSHIP OF THE CORPORATION'S COMMON STOCK (A)

The following table indicates the beneficial ownership of the Corporation's Common Stock as of February 6, 1998, by (1) each of the directors and nominees;
(2) the chief executive officer and the other four most highly compensated executive officers; and (3) all directors, nominees and executive officers of the Corporation as a group, based upon information supplied by each of the directors, nominees and officers:

--------------------------------------------------------------------------------

                                       Sole Voting                                             Total                    Director
                                        Power and       Shared Voting    Right to Acquire      Number                   Deferred
                                           Sole           Power and      Shares within 60    of Shares     Percent of     Stock
                                        Investment     Shared Invest-    Days by Exercise   Beneficially     Common     Ownership
      Name of Beneficial Owner            Power          ment Power         of Options         Owned        Stock(a)     Plan(b)
---------------------------------------------------------------------------------------------------------------------------------
Pedro Aspe                                   548                                                   548        (c)         1,738
Robert J. Bahash                          68,559                             118,800           187,359        (c)
Joseph L. Dionne(d),(e)                  299,652           10,204             47,600           357,456        (c)
Vartan Gregorian                             907                                                   907        (c)           909
John T. Hartley                            2,480                                                 2,480        (c)           909
George B. Harvey                           1,945                                                 1,945        (c)         1,533
Richard H. Jenrette                          480                                                   480        (c)           909
Linda Koch Lorimer                         1,354                                                 1,354        (c)           909
Harold W. McGraw III                     181,822                             165,950           347,772        (c)
Robert P. McGraw                          56,712                               9,000            65,712        (c)
Lois Dickson Rice                            880                                                   880        (c)           909
Paul J. Rizzo                              2,480                                                 2,480        (c)           909
James H. Ross                              1,550                                                 1,550        (c)           909
Sidney Taurel                              1,000                                                 1,000        (c)         1,175
Kenneth M. Vittor                         13,022                              22,910            35,932        (c)
Alva O. Way                                2,480                                                 2,480        (c)           909
Jeffrey P. Williams                        1,543                               7,500             9,043        (c)
All Directors and Executive Officers
  of the Corporation as a group (a
  total of 24 persons, including
  those named above)(f)(g)               692,484           11,204            485,580         1,189,268        1.2%       11,718
---------------------------------------------------------------------------------------------------------------------------------

(a) To the Corporation's knowledge, no person is the beneficial owner of more than 5% of the Corporation's Common Stock other than Delaware Management Company, Inc. ("Delaware Management"), which is a registered investment adviser, and which in that capacity through operating subsidiaries manages client accounts. On February 17, 1998, Delaware Management advised the Corporation by furnishing the Corporation with its Schedule 13G filed with the Securities and Exchange Commission that, as of December 31, 1997, it beneficially owned in the aggregate 8,702,379 shares or approximately 8.74% of the outstanding Common Stock of the Corporation. Delaware Management has certified in its Schedule 13G filings that the Corporation's Common Stock was acquired in the ordinary course of business and was not acquired for the purpose of changing or influencing control of the Corporation. None of the directors, nominees or officers owns securities of the Corporation other than Common Stock. The number of shares of Common Stock outstanding on February 6, 1998 (excluding treasury shares) was 99,317,426. The percent of Common Stock is based on such number of shares and is rounded off to the nearest one percent.

(b) This amount represents the number of shares of the Corporation's Common Stock which have been credited to a bookkeeping account maintained for each non-employee director of the Corporation pursuant to the Director Deferred Stock Ownership Plan. This Plan is further described on pages 7 and 8.

(c) Less than 1%.

(d) Joan F. Dionne, the wife of Joseph L. Dionne, is the beneficial owner of 11,196 shares of Common Stock. These shares have not been included in the above table.

(e) Mr. Dionne made a gift of 10,204 shares of Common Stock to a private charitable foundation. These shares have been included in the above table.

(f) Spouses and children of some members of this group may own other shares in which the members of this group disclaim any beneficial interest and which are not included in the above table.

(g) Harold W. McGraw, Jr., Chairman Emeritus of the Corporation, is the beneficial owner of 2,421,275 shares of Common Stock, of which 36,095 are held in Mr. McGraw's name and 2,385,180 are held in the name of the Harold W. McGraw Jr. Trust. These shares represent approximately 2.4% of the Corporation's issued and outstanding Common Stock. In addition, Anne P. McGraw, the wife of Harold W. McGraw, Jr., is the beneficial owner of 80,000 shares of Common Stock. None of these shares has been included in the above table.

                    INFORMATION AS TO EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation of the Corporation's chief executive officer and each of the other four most highly compensated executive officers (the "Named Officers") for services rendered in all capacities to the Corporation in 1995, 1996 and 1997:

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                          ANNUAL COMPENSATION                     LONG-TERM COMPENSATION
                                  -----------------------------------             ----------------------              ALL
                                                                                 Awards                Payouts       OTHER
                                                                                 ------                -------      COMPEN-
           Name                                               Other                                   Long-Term      SATION
           and                                               Annual      Restricted   Securities      Incentive
        Principal                                            Compen-       Stock      Underlying       Payouts
         Position           Year    Salary       Bonus      sation(a)    Awards(b)     Options       ("LTIP")(c)
----------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne(d)         1997  $1,035,000   $1,288,016    $75,116             0     226,500(e)    $2,039,779     $220,065(f)
  Chairman and              1996     935,000      908,119     69,714             0      47,600        1,326,456      197,145
  Chief Executive Officer   1995     850,000      678,181     66,144             0      39,500        1,234,935      158,698
Harold W. McGraw III(d)     1997  $  666,000   $  710,409    $45,328             0      26,000       $1,216,307     $110,278(f)
  President and             1996     616,000      512,820     41,989             0      27,800          792,239       93,335
  Chief Operating Officer   1995     560,000      382,973     39,430             0      23,200          734,593       89,756
Robert J. Bahash            1997  $  447,000   $  437,072    $29,785             0      16,000       $  844,735     $ 75,157(f)
  Executive Vice            1996     417,000      318,223     28,660             0      18,000          555,393       66,365
    President,
  Chief Financial Officer   1995     390,000      244,487     27,814             0      14,000          529,506       61,574
Jeffrey P. Williams(g)      1997  $  400,000   $  391,116    $24,854             0      10,000       $  188,256          N/A(f)
  Executive Vice            1996     100,000      326,313        N/A      $507,000(h)    5,000              N/A          N/A
    President,
  Strategic Development     1995         N/A          N/A        N/A           N/A         N/A              N/A          N/A
Kenneth M. Vittor           1997  $  300,000   $  268,291    $10,536             0       6,000       $  192,874     $ 41,289(f)
  Senior Vice President     1996     275,000      152,625      7,308             0       6,000           88,460       33,350
    and
  General Counsel           1995     229,000       92,552      4,997             0       3,000           79,600       25,807
----------------------------------------------------------------------------------------------------------------------------

(a) Represents dividend equivalents paid on outstanding Long-Term Restricted Performance Share and Restricted Stock Awards.
(b) The number and value of Restricted Performance Share holdings at year end was as follows:
          ------------------------------------------------------------

                                             1997
                                  ---------------------------
                                   Unearned
                                  Restricted
                                  Performance       Value
                                    Shares       (at $74.00)*
-------------------------------------------------------------
J. L. Dionne                        52,164        $3,860,136
H. W. McGraw III                    31,478        $2,329,372
R. J. Bahash                        20,684        $1,530,616
J. P. Williams                       5,260        $  389,240
K. M. Vittor                         7,317        $  541,458
-------------------------------------------------------------

* Based on a closing price of The McGraw-Hill Companies Common Stock on December 31, 1997 of $74.00.

Dividend equivalent payments equal to the dividend paid on the Corporation's Common Stock were paid in cash on Restricted Performance Shares in 1997.

Mr. Williams was awarded Restricted Stock in connection with his employment by the Corporation in accordance with the terms described in footnote (h) below.

(c) The 1997 payment amount is based on a fair market value of $71.5938 for the Corporation's Common Stock on February 3, 1998.

(d) On January 28, 1998, the Board of Directors announced that Mr. Harold W. McGraw III shall become the Corporation's Chief Executive Officer effective April 29, 1998. Mr. Joseph L. Dionne, who shall retire as of July 1, 1998, shall continue to serve as non-executive Chairman of the Board of Directors.

(e) Includes Restoration Stock Options. The Compensation Committee approved a new stock option enhancement in 1997 called a Restoration Stock Option ("RSO"). If shares of the Corporation's Common Stock are delivered in payment of the exercise price of a stock option (as opposed to the use of cash or "cashless exercises"), an RSO will be granted equal to the number of shares used to exercise the stock option. The expiration date of these RSO grants (which are made pursuant to the 1993 Key Employee Stock Incentive Plan) remains the last day the underlying grant is exercisable. Additionally, if shares are withheld to satisfy the tax obligation on the realized gain, the RSO will include shares equal to the number of shares withheld for taxes. RSO grants are non-qualified, and are first exercisable six months after the date of grant at the market value at the date of grant of the RSO. Only one RSO will be granted for each original stock option granted. In the event of a change in control of the Corporation, all options become fully vested.

(f) For 1997, the dollar value reported in this column includes the following items:
          ------------------------------------------------------------

                                      1997 Corporation
                       Above Market     Contribution
                       Interest on       to Defined
                         Deferred       Contribution
                       Compensation        Plans          Total
-----------------------------------------------------------------
J. L. Dionne             $37,179          $182,886       $220,065
H. W. McGraw III              --          $110,278       $110,278
R. J. Bahash             $ 4,171          $ 70,986       $ 75,157
J. P. Williams                --               N/A            N/A
K. M. Vittor                  --          $ 41,289       $ 41,289
-----------------------------------------------------------------

(g) Mr. Williams resigned from the Corporation as of January 2, 1998.

(h) On September 24, 1996, in connection with his employment by the Corporation, Mr. Williams was awarded 12,000 shares of Restricted Stock with a grant value of $507,000. The value of the 12,000 shares on December 31, 1997 was $889,876. One-half of the award vested on December 31, 1997. The remaining 6,000 shares, which were to vest on December 31, 1998, were forfeited upon Mr. Williams' resignation from the Corporation as of January 2, 1998. Dividend equivalents were paid on all unvested shares through January 2, 1998.

                             OPTION GRANTS IN 1997

The following table sets forth all grants of stock options made during 1997 pursuant to the 1993 Key Employee Stock Incentive Plan to the Named Officers in the Summary Compensation Table:
--------------------------------------------------------------------------------

                                                                                               Potential Realizable Value at
                                                                                               Assumed Annual Rates of Stock
                                               Individual Grants                           Price Appreciation for Option Term(a)
                        ---------------------------------------------------------------    -------------------------------------
                                     Number of     % of Total
                                     Securities     Options
                                     Underlying    Granted to    Exercise
                                      Options     Employees in   or Base     Expiration
         Name              Type       Granted         1997        Price         Date              5%                  10%
--------------------------------------------------------------------------------------------------------------------------------
J. L. Dionne            Annual          47,600(b)    3.48%       $45.6250    01/01/2007     $    1,365,801       $    3,461,210
                        Restoration     13,324(c)    0.97%       $68.2500    12/08/1998     $       51,484       $      103,542
                        Restoration     21,641(c)    1.58%       $68.2500    12/04/1999     $      160,760       $      330,733
                        Restoration     19,926(c)    1.46%       $68.2500    01/01/2001     $      229,458       $      484,857
                        Restoration     25,753(c)    1.88%       $68.2500    01/01/2002     $      399,267       $      865,074
                        Restoration     25,829(c)    1.89%       $68.2500    01/03/2003     $      509,226       $    1,132,227
                        Restoration     27,096(c)    1.98%       $68.2500    01/02/2004     $      653,043       $    1,490,575
                        Restoration     26,948(c)    1.97%       $68.2500    01/02/2005     $      773,909       $    1,814,597
                        Restoration     18,383(c)    1.34%       $68.2500    01/01/2006     $      616,808       $    1,486,370
H. W. McGraw III        Annual          26,000(b)    1.90%       $45.6250    01/01/2007     $      746,026       $    1,890,577
R. J. Bahash            Annual          16,000(b)    1.17%       $45.6250    01/01/2007     $      459,093       $    1,163,432
J. P. Williams          Annual          10,000(b)    0.73%       $45.6250    01/01/2007     $      286,933       $      727,145
K. M. Vittor            Annual           6,000(b)    0.44%       $45.6250    01/01/2007     $      172,160       $      436,287
All Shareholders        N/A                N/A         N/A            N/A           N/A     $3,161,401,096(d)    $8,011,624,677(d)
All Optionees           N/A          1,367,958        100%       $50.4055(e)           (e)  $   38,353,239       $   96,144,235
Optionees' Gain
as % of All
Shareholders' Gain      N/A                N/A         N/A            N/A           N/A               1.21%                1.20%

--------------------------------------------------------------------------------

(a) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the Securities and Exchange Commission for the option term and therefore are not intended to and may not accurately forecast possible future appreciation, if any, of the Corporation's Common Stock price.

(b) The annual awards, which were granted pursuant to the 1993 Key Employee Stock Incentive Plan, were for non-qualified stock options and provide that one-half of the option grant vests on January 2, 1998, the first anniversary of the grant, and the remaining one-half vests on January 2, 1999, the second anniversary of the grant. In the event of a change in control of the Corporation, the options become fully vested.

(c) The Compensation Committee approved a new stock option enhancement in 1997 called a Restoration Stock Option ("RSO"). If shares of the Corporation's Common Stock are delivered in payment of the exercise price of a stock option (as opposed to the use of cash or "cashless exercises"), an RSO will be granted equal to the number of shares used to exercise the stock option. The expiration date of these RSO grants (which are made pursuant to the 1993 Key Employee Stock Incentive Plan) remains the last day the underlying grant is exercisable. Additionally, if shares are withheld to satisfy the tax obligation on the realized gain, the RSO will include shares equal to the number of shares withheld for taxes. RSO grants are non-qualified, and are first exercisable six months after the date of grant at the market value at the date of grant of the RSO. Only one RSO will be granted for each original stock option granted. In the event of a change in control of the Corporation, all options become fully vested.

(d) The amount shown represents the hypothetical return to all shareholders of the Corporation's Common Stock assuming that all the shareholders purchased the Corporation's Common Stock at the close of business on January 2, 1997 at a purchase price of $50.4055, the average price for all optionees, and that all shareholders hold the Common Stock continuously for a ten-year period. The number of outstanding shares of Common Stock on January 2, 1997 was 99,729,685. The hypothetical return presented is not intended as a projection of the future performance of the Corporation's Common Stock, but rather is provided for illustrative purposes only.

(e) Expiration dates range from January 1, 2007 through September 30, 2007. $50.4055 represents the average exercise price of the grants to all optionees. All grants were made at the fair market value of the Corporation's Common Stock at the time of the grant.

       AGGREGATE OPTION EXERCISES IN 1997 AND 1997 YEAR-END OPTION VALUES

The following table sets forth information with respect to options exercised by each of the Named Officers during 1997 and the number and value of unexercised options as of December 31, 1997:

--------------------------------------------------------------------------------

                                                              Number of Securities
                                                             Underlying Unexercised         Value of Unexercised
                                                                   Options at               In-the-Money Options
                                                                December 31, 1997          at December 31, 1997(a)
                           Shares Acquired      Value      ---------------------------   ---------------------------
          Name               on Exercise      Realized     Exercisable   Unexercisable   Exercisable   Unexercisable
--------------------------------------------------------------------------------------------------------------------
J. L. Dionne                   289,610       $10,378,810           0        250,300      $        0     $3,107,455
H. W. McGraw III                 5,354       $   189,499     139,050         39,900      $5,799,743     $1,163,002
R. J. Bahash                         0       $         0     101,800         25,000      $4,291,941     $  729,343
J. P. Williams                       0       $         0       2,500         12,500      $   79,063     $  362,813
K. M. Vittor                     1,374       $    22,413      16,910          9,000      $  690,347     $  262,031
--------------------------------------------------------------------------------------------------------------------

(a) Based on a closing price of the Corporation's Common Stock on December 31, 1997 of $74.00 as reported on the New York Stock Exchange Composite Transactions Tape.

                    LONG-TERM INCENTIVE PLAN AWARDS IN 1997

The following table sets forth information concerning long-term incentive awards granted during 1997 to the Named Officers pursuant to the 1993 Key Employee Stock Incentive Plan:

--------------------------------------------------------------------------------

                                                                                       Estimated Future Payout
                                                                                  Under Non-Stock Price-Based Plans
                                                                                  ---------------------------------
                                         Number of          Performance Period    Threshold    Target      Maximum
                                        Restricted                Until           Number of   Number of   Number of
              Name                 Performance Shares(a)   Maturation or Payout    Shares      Shares      Shares
              ----                 ---------------------   --------------------   ---------   ---------   ---------
J. L. Dionne                           17,014 shares             3 Years            3,403      17,014      25,521
H. W. McGraw III                       10,218 shares             3 Years            2,044      10,218      15,327
R. J. Bahash                            6,368 shares             3 Years            1,274       6,368       9,552
J. P. Williams                          5,260 shares             3 Years            1,052       5,260       7,890
K. M. Vittor                            2,959 shares             3 Years              592       2,959       4,439
-------------------------------------------------------------------------------------------------------------------

(a) Restricted Performance Share Awards pursuant to the 1993 Key Employee Stock Incentive Plan with payment in the Corporation's Common Stock are based upon the degree of achievement of a three-year cumulative compound earnings per share growth goal ("the EPS goal") maturing on December 31, 1999. The awards do not provide for interim payments (other than the payment of dividend equivalents). The threshold amount will be earned at the achievement of 60% of the EPS goal, the target amount will be earned at the achievement of 100% of the EPS goal and the maximum award amount will be earned at the achievement of 120% or more of the EPS goal. The awards will be forfeited if the achievement is less than 60% of the EPS goal. The Restricted Performance Shares are entitled to dividend equivalent payments and voting rights comparable to the Corporation's Common Stock based upon the target number of shares awarded.

In the event of a change in control of the Corporation, all of the financial goals are deemed to have been satisfied, and the recipient will receive the target amount no later than the normal maturity date of the award.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's Common Stock with the cumulative total return of the S&P Composite 500 Stock Index and the cumulative total return for a group of peer companies for the five-year period commencing on January 1, 1993 and ending on December 31, 1997.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN(A)

     AMONG THE MCGRAW-HILL COMPANIES, S&P 500 INDEX AND PEER GROUP INDEX(B)
                           THROUGH DECEMBER 31, 1997

       MEASUREMENT PERIOD
     (FISCAL YEAR COVERED)          MCGRAW-HILL         S&P 500          PEER GROUP
1992                                           100               100               100
1993                                           114               110               115
1994                                           117               112               107
1995                                           157               153               137
1996                                           171               189               161
1997                                           282               252               246

Assumes $100 Invested on December 31, 1992 in The McGraw-Hill Companies Common Stock, S&P 500 Index and Peer Group Index

(a) Total return assumes reinvestment of dividends.

(b) Companies comprising the Peer Group: Dow Jones & Company, Inc., The Dun & Bradstreet Corporation, Gannett Co., Inc., Houghton Mifflin Company, Knight-Ridder Inc., Meredith Corporation, The New York Times Company, The Times Mirror Company, and Tribune Company. One of the members of the Peer Group, The Dun & Bradstreet Corporation ("D&B"), spun-off two subsidiaries in November 1996, as a result of which shareholders of the original D&B ("Old D&B") became holders of shares in reorganized D&B ("New D&B") and in each of the spun-off subsidiaries (the "Spin-Offs"). In calculating the total shareholder return for D&B, the shares of the Spin-Offs received by the Old D&B shareholders were deemed to be reinvested in shares of New D&B.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

INTRODUCTION

The McGraw-Hill Companies' executive compensation program (the "Program") is administered by the Compensation Committee of the Board of Directors (the "Committee") which is composed of the individuals listed below who are independent non-employee directors of the Corporation. The Committee has sole responsibility for all compensation matters with respect to the Corporation's senior management. The Committee regularly reports to the Board of Directors on its activities and decisions and meets in executive session with all non-employee directors at year-end to review the CEO's performance and compensation.

PHILOSOPHY

The Program has been designed to enable the Corporation to attract, motivate and retain senior management by providing a fully competitive total compensation opportunity based on performance. The Program consists of three key elements:
(1) base salaries which reflect competitive marketplace data and evaluated individual performance; (2) annual in-centive opportunities which are payable for the achievement of annual financial performance goals established by the Committee; and (3) long-term stock-based incentive opportunities consisting of annual grants of restricted performance shares, which are payable for the achievement of three-year financial performance goals established by the Committee, and annual stock option grants. The stock-based incentive opportunities are intended to align the interests of senior management with those of the Corporation's shareholders. The Corporation's executive compensation program is structured so that at higher management levels a larger portion of annual compensation is variable, based on company performance, and a larger portion of total compensation is composed of stock-based compensation. Approximately two-thirds of Mr. Dionne's total compensation package is at risk depending upon the Corporation's performance.

The Committee's policy with respect to the tax deductibility of executive compensation under Section 162(m) of the Internal Revenue Code is to qualify such compensation for deductibility where practicable. In this regard, the 1996 Key Executive Short-Term Incentive Plan and the 1993 Key Employee Stock Incentive Plan have been approved by the Corporation's shareholders pursuant to the requirements of Section 162(m) of the Internal Revenue Code. Therefore, the awards earned under these plans will qualify for tax deduction by the Corporation when paid.

Following is a discussion of each of the elements of the Program and a description of the specific decisions and actions taken by the Committee with regard to 1997 compensation for the CEO.

PROGRAM COMPETITIVENESS

Each element of the Program is intended to be fully competitive with comparable elements of competitor companies in the publishing, information and media industry. Base salaries are determined within the framework of position responsibility, individual performance and the external marketplace. Competitive market data are derived annually using a third-party consultant survey of the publishing, information and media industry, which includes reported data from companies in the peer group index of the Shareholder Return Performance Graph (the "Peer Group").

The annual incentive award opportunities are established by the Committee based on recommendations developed by an independent compensation consulting firm selected by the Committee. These recommended incentive opportunities are competitive with median levels of incentive opportunities using available incentive opportunity data for the competitor companies included in the Peer Group and incentive opportunity data from a third-party media industry compensation survey of other publishing, information and media companies.

The long-term incentive grant guidelines provide competitive long-term compensation opportunities in the form of restricted performance share and stock option grants. The grant guidelines for these awards are derived from general industry long-term incentive grant data and are adjusted by an independent compensation consultant to reflect median long-term incentive grant practices of publishing, information and media industry companies including those in the Peer Group. Further, these grant guidelines are established on a regular basis by the Committee and are anticipated to remain in effect for multiple-year periods until reviewed and reset by the Committee.

ANNUAL SALARY AND INCENTIVE
COMPENSATION

Annual compensation for senior management consists of base salary and the annual incentive awards earned under the 1996 Key Executive Short-Term Incentive Compensation Plan. Base salary increases for senior executives other than the CEO are recommended annually by Mr. Dionne and are reviewed and approved by the Committee.

Target awards established under the 1996 Key Executive Short-Term Incentive Compensation Plan are expressed as a percentage of each participant's base salary. Mr. Dionne's target annual incentive award for 1997 was 70% of salary. The maximum payment opportunity is set at 200% of the annual target award. Payment of the annual incentive awards for Mr. Dionne and the other executives named in the Summary Compensation Table is based on the Corporation's performance in relation to minimum, target and maximum diluted earnings per share goals which are approved by the Committee at the beginning of the plan year.

LONG-TERM INCENTIVE COMPENSATION

The long-term incentive compensation program for senior management consists of two types of annual stock awards: restricted performance shares and stock options. Restricted performance shares are granted annually under Committee-approved grant guidelines which relate the size of the awards to salary or salary range midpoints. The grant guideline for Mr. Dionne is 75% of salary. The awards vest at the end of a three-year award cycle within a range of 20% to 150% of the shares awarded based on the achievement of minimum, target and maximum cumulative compound earnings per share growth goals which are established by the Committee at the beginning of the award cycle. These restricted performance share awards are subject to forfeiture if the minimum performance goal is not attained, or if a participant's employment is terminated for certain reasons before the shares become vested. During the award cycle, participants receive dividends on and have the right to vote the awarded shares.

The second component of the long-term incentive compensation program consists of stock options which provide participants with the right to purchase shares of The McGraw-Hill Companies Common Stock at its market value on the date of grant. These grants are awarded under Committee-approved guidelines which relate the number of shares to salary grade levels and individual performance considerations for senior management. Each stock option grant becomes exercisable in two equal annual installments commencing one year after grant, and each grant has a ten-year maximum term.

In support of the Committee's philosophy to encourage key employees to increase their ownership of company stock, the Committee approved a new stock option enhancement in 1997 called a Restoration Stock Option. This feature permits participants in the 1993 Key Employee Stock Incentive Plan, and predecessor plans, to exercise valuable stock options before the end of the stock option term, using already owned shares instead of cash. A new stock option is granted to restore the number of owned shares that were delivered to exercise the original stock option.

1997 CEO COMPENSATION

Mr. Dionne's base salary is reviewed annually by the Committee which considers competitive CEO base salary information from the Peer Group companies, Mr. Dionne's individual performance and contributions since his last review, and the merit increase guidelines in effect for other salaried employees during this period. Effective January 1, 1997, the Committee increased Mr. Dionne's base salary by 10.7% to $1,035,000, based on its review and assessment of the factors and criteria described above.

In January 1997, stock-based long-term incentive awards were granted to Mr. Dionne and the other named executives in accordance with the Committee-approved grant guidelines. Mr. Dionne's 1997 stock-based awards consist of 17,014 restricted performance shares which will mature on December 31, 1999, subject to the achievement of the Committee-approved earnings per share performance goals established for this award, and 47,600 stock option shares. These awards are disclosed in the Long-Term Incentive Plan Awards Table and the Option Grants Table along with the 1997 awards to the other named executives.

In early 1998, the Committee reviewed and approved the 1997 annual incentive award payments for Mr. Dionne and the other named executives under the 1996 Key Executive Short-Term Incentive Compensation Plan. These payments are shown in the Bonus column of the Summary Compensation Table. Based on the diluted Earnings Per Share for 1997, as measured against the earnings per share payment goal established by the Committee at the beginning of the plan year, the earned incentive payments to the participants were equal to 177.78% of target opportunity which resulted in a 1997 short-term incentive payment to Mr. Dionne of $1,288,016.

In early 1998, the Committee also reviewed and approved the degree of achievement and award payments to Mr. Dionne and the other named executives under the cumulative compound earnings per share growth goal established for the 1995 Long-Term Restricted Performance Share Award which covered the years 1995, 1996 and 1997 and matured on December 31, 1997. The cumulative compound earnings per share growth for the three-year award cycle exceeded the maximum 150% payment goal established by the Committee for this Award. As a result, Mr. Dionne received a share payment of 28,491 shares representing 150% of his target award. The dollar value of Mr. Dionne's 1995 Long-Term Restricted Performance Share Award payout is shown in the LTIP Payout column of the Summary Compensation Table.

CLOSING STATEMENT

The Committee believes that the caliber and motivation of the Corporation's key employees and the quality of their leadership makes a significant difference in the long-term performance of the Corporation. The Committee further believes that compensation should vary with the Corporation's financial performance so that executives are well rewarded when performance meets or exceeds standards established by the Committee, and, there should be comparable downside risks to compensation when performance does not meet these standards.

In its view, the Committee believes that The McGraw-Hill Companies' executive compensation program is meeting the goals contained in the Program's philosophy.

The foregoing report has been furnished on behalf of the Board of Directors by the members of its Compensation Committee

  Paul J. Rizzo (Chairman)
  Vartan Gregorian
  John T. Hartley
  Linda Koch Lorimer
  Lois Dickson Rice
  Sidney Taurel

                        DEFINED BENEFIT RETIREMENT PLANS

The officers named in the Summary Compensation Table are entitled to retirement benefits under three defined benefit plans maintained by the Corporation: the Employee Retirement Plan ("ERP"), the Employee Retirement Plan Supplement ("ERP Supplement") and the Senior Executive Supplemental Death, Disability and Retirement Benefits Plan (the "Supplemental Benefits Plan"), except that Messrs. Vittor and Williams participate in ERP and ERP Supplement and do not participate in the Supplemental Benefits Plan. Under the Supplemental Benefits Plan, a participant is entitled to receive upon normal retirement at age 65, an annual retirement benefit equal to 55% of the participant's highest rate of annual base salary and highest target opportunity under the 1996 Key-Executive Short-Term Incentive Compensation Plan during the 36-month period before retirement, reduced by the participant's annual retirement benefits under ERP and ERP Supplement, the annual annuity value of a hypothetical savings account, the participant's annual retirement benefit under pension plans of any previous employers and the participant's annual Social Security retirement benefit.

ERP provides participants with retirement benefits based upon career compensation. These benefits are subject to limitation under certain provisions of the Internal Revenue Code. Prior to July 1, 1986, ERP required participants to make contributions to said Plan. Subsequent to July 1, 1986, ERP was amended so that the Corporation is to make all of the required contributions to the Plan and participants are no longer required to make contributions thereto. In addition, effective as of January 1, 1989, the benefit formula for service after December 31, 1988 was amended to be 1.4% of each year's earnings for participants age 45 with five years of continuous service as of June 30, 1986 and whose age and service totalled at least sixty, and 1.0% of each year's earnings for other participants, and the vesting schedule of ERP was amended to provide that participants are 100% vested after completion of five years of continuous service with the Corporation. Under ERP Supplement, participants are provided with retirement benefits which would have been provided under ERP except for the limitations imposed by the Internal Revenue Code.

The following table sets forth the annual benefits under ERP, ERP Supplement and the Supplemental Benefits Plan (computed based on a straight life annuity) payable upon retirement at age 65 to each of the Named Officers based upon the Corporation's contributions and the executive's 1997 compensation (salary and 1997 target opportunity under the Key-Executive Short-Term Incentive Compensation Plan for purposes of the Supplemental Benefits Plan), which are not subject to any deduction for Social Security benefits:

                         ANNUAL RETIREMENT BENEFIT FROM
                            CORPORATE CONTRIBUTIONS
--------------------------------------------------------------------------------

                                                              ERP and        Supplemental
                          Name                             ERP Supplement    Benefits Plan     Total
                          ----                             --------------    -------------     -----
Joseph L. Dionne                                              $265,000         $510,000       $775,000
Harold W. McGraw III                                          $213,000         $ 91,000       $304,000
Robert J. Bahash                                              $131,000         $ 81,000       $212,000
Jeffrey P. Williams                                           $    N/A(a)      $      0       $    N/A(a)
Kenneth M. Vittor                                             $ 97,000         $      0       $ 97,000

--------------------------------------------------------------------------------

(a) Due to Mr. Williams' resignation on January 2, 1998, he is not eligible for retirement benefits.

Pursuant to the Supplemental Benefits Plan, in the event of involuntary termination of employment without cause or resignation of employment by the employee for good reason within two years after a change of control of the Corporation, or resignation by the employee for any reason during the 30 day period following the first anniversary of such change of control, participants shall receive a lump sum payment actuarially equivalent to the monthly retirement benefit they would have received based upon from 44% to 55% of their final monthly earnings and target opportunity under the 1996 Key-Executive Short-Term Incentive Compensation Plan, depending upon their age at the date of termination. The Supplemental Benefits Plan is administered by the Compensation Committee of the Board of Directors, which Committee approves participants who are recommended by the Corporation's Chief Executive Officer.

SENIOR EXECUTIVE SEVERANCE PLAN

The Senior Executive Severance Plan provides that if the employment of a participating senior executive of the Corporation is involuntarily terminated without cause or the executive resigns for good reason, the executive shall receive a minimum severance payment of 12 months base salary and a maximum severance payment of 24 months base salary, the actual amount of severance to be based upon 1.6 multiplied by the number of years of continuous service with the Corporation. In addition, each participant shall continue to participate in the Corporation's retirement, life, medical and other insurance benefit plans and programs during the period the participant receives severance payments, or in lieu thereof, each participant shall receive an additional cash payment equal to 10% of the severance amount. The receipt of payments by participants pursuant to the Senior Executive Severance Plan is in lieu of receiving benefits pursuant to the Corporation's regular separation allowance plan, which plan is applicable to all full-time employees of the Corporation. The Plan was amended to provide that benefits will be payable to participants who voluntarily terminate their employment within a 30 day period one year after a change in control of the Corporation has occurred. The Senior Executive Severance Plan is administered by the Compensation Committee of the Board of Directors, which Committee approves participants who are recommended by the Corporation's Chief Executive Officer.

Mr. Vittor does not participate in the Senior Executive Severance Plan. In lieu thereof, he participates in the Executive Severance Plan. The Executive Severance Plan is similar to the Senior Executive Severance Plan except that the minimum severance payment is 9 months base salary and the maximum severance payment is 18 months base salary, with the actual amount of severance to be based on 0.9 multiplied by the number of years of continuous service with the Corporation.

  2.   PROPOSAL TO INCREASE AUTHORIZED COMMON STOCK TO 300,000,000 SHARES FROM
                               150,000,000 SHARES

On February 25, 1998, the Board of Directors unanimously adopted a resolution recommending that the Corporation's Restated Certificate of Incorporation be amended to increase the number of shares of authorized Common Stock, par value $1 per share, of the Corporation to 300,000,000 shares from 150,000,000 shares, subject to the approval of the Corporation's shareholders. The proposed increase in the authorized Common Stock would be effected by amending the first paragraph of Article III of the Corporation's Restated Certificate of Incorporation in the manner set forth in Exhibit A to this Proxy Statement.

There are no present plans or agreements which would require the issuance of the additional shares of Common Stock. Nonetheless, the Board believes that this increase in authorized shares is advisable at this time because it would give the Corporation greater flexibility in negotiating future acquisitions using Common Stock, in addition to providing a resource for future financings, possible stock dividends, stock splits or other distributions to shareholders, and for other general corporate purposes. Moreover, this increase could save the Corporation the expense and delay of having to hold a special shareholders' meeting when a specific need arises. These shares of authorized Common Stock would be available for issuance in the future, from time to time, by action of the Board of Directors without shareholder approval, unless otherwise required by law or by a regulation of the New York Stock Exchange, on which the Corporation's Common Stock is listed. Depending on the circumstances, however, any issuance of additional shares of Common Stock could affect the existing holders of shares of Common Stock by diluting the voting power and earnings per share of the Common Stock.

The additional shares would be identical to the shares of Common Stock now authorized and outstanding, and this proposal would not affect the rights of holders of the Common Stock. The shareholders of the Corporation's Common Stock do not have pre-emptive rights to purchase any shares of authorized capital stock of the Corporation. As of February 6, 1998, 99,317,426 shares of Common Stock were issued and outstanding.

APPROVAL AND RELATED MATTERS

Approval by the holders of a majority of the outstanding shares of Common Stock and $1.20 Convertible Preference Stock, voting together as a single class, is required to adopt the amendment to Article III of the Corporation's Restated Certificate of Incorporation.

The following resolution will be offered by the Board of Directors at the Annual
Meeting:

     RESOLVED: That the proposal to amend Article III of the Restated Certificate of Incorporation of the Corporation in the form of Exhibit A appended to this Proxy Statement so as to increase the aggregate number of shares of Common Stock, par value $1 per share, which the Corporation is authorized to issue, to 300,000,000 shares from 150,000,000 shares is hereby approved, authorized and adopted.

THE BOARD OF DIRECTORS' RECOMMENDATION

Your Board recommends that you vote FOR the approval of the foregoing amendment to Article III of the Corporation's Restated Certificate of Incorporation increasing the authorized shares of Common Stock to 300,000,000 shares from 150,000,000 shares. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted for this proposed amendment.

            3.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

During the year ended December 31, 1997, Ernst & Young LLP audited the consolidated financial statements of the Corporation and its subsidiaries.

The Board of Directors, after receiving a favorable recommendation from the Audit Committee, has again selected Ernst & Young LLP to serve as the Corporation's independent auditors for 1998. Although not required to do so, the Board is submitting the selection of this firm for ratification by the Corporation's shareholders to ascertain their views. Ernst & Young LLP has advised the Corporation that it has no direct, nor any material indirect, financial interest in the Corporation or any of its subsidiaries. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and such representative will be available to respond to appropriate questions.

The following resolution will be offered by the Board of Directors at the Annual
Meeting:

     RESOLVED: That the selection by the Board of Directors of Ernst & Young LLP as independent auditors for this Corporation and its subsidiaries for 1998 be, and hereby is, ratified and approved.

THE BOARD OF DIRECTORS' RECOMMENDATION

Your Board recommends that you vote FOR this resolution. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted for this resolution.

                               4.   OTHER MATTERS

The Board of Directors knows of no other matters which may properly be brought before the Annual Meeting. However, if other matters should properly come before the Meeting, it is the intention of those named in the solicited proxy to vote such proxy in accordance with their best judgment.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange reports on Forms 3, 4 and 5 concerning their ownership of the Common Stock and other equity securities of the Corporation.

Based solely on the Corporation's review of copies of such reports and written representations that no other reports were required, the Corporation believes that all of its directors and executive officers filed all of said reports on a timely basis during 1997, except for Barbara A. Munder, who inadvertently filed one late report on Form 4 disclosing one transaction, due to administrative error by the Corporation.

SHAREHOLDER PROPOSALS FOR 1999

Shareholder proposals which may be submitted for inclusion in the Corporation's proxy statement and form of proxy for the 1999 Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices, 1221 Avenue of the Americas, New York, New York 10020, on or before November 24, 1998. Such proposals when submitted must be in full compliance with applicable laws.

By Order of the Board of Directors

Scott L. Bennett
Senior Vice President,
Associate General Counsel and Secretary

New York, New York
March 24, 1998

                                                                       EXHIBIT A

             PROPOSED AMENDMENT TO ARTICLE III OF THE CORPORATION'S
                     RESTATED CERTIFICATE OF INCORPORATION

"ARTICLE III. The aggregate number of shares which the Corporation shall have authority to issue shall be 302,891,256 [152,891,256] shares, 891,256 shares of which shall have a par value of $10 per share and 302,000,000 [152,000,000] shares of which shall have a par value of $1 per share. All of these shares are to be classified and the designations, number of shares in each class and the par value of the shares shall be as follows: $1.20 Convertible Preference Stock, 891,256 shares of the par value of $10 per share; Series Preferred Stock, 2,000,000 shares of the par value of $1 per share; and Common Stock, 300,000,000 [150,000,000] shares of the par value of $1 per share." [Proposed changes are underlined and proposed deletions are in brackets.]

                        THE MCGRAW-HILL COMPANIES, INC.


             VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
                           WEDNESDAY, APRIL 29, 1998

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE EMPLOYEES' INVESTMENT PLAN
     OF MCGRAW-HILL BROADCASTING COMPANY, INC. AND ITS SUBSIDIARIES ("EIP")


The Trustee named is hereby instructed to vote all the shares of Common Stock of The McGraw-Hill Companies, Inc. which are credited to the undersigned's account as of March 12, 1998, at the Annual Meeting of Shareholders to be held on April 29, 1998, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 22, 1998. Your instructions will be kept confidential by the Trustee.

         PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                (continued and to be signed on the reverse side)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

                                                            Please mark
                                                            your votes  /X/
                                                            like this

---------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:
                                           ---
---------------------------------------------------------------------

1. Election of the following nominees as directors for three-year terms expiring at the 2001 Annual Meeting:

   Pedro Aspe, George B. Harvey, Richard H. Jenrette, Robert P. McGraw and Lois Dickson Rice

               FOR ALL                  WITHHOLD
              NOMINEE(S)                AUTHORITY
            except as set                FOR ALL
             forth below                NOMINEES

                / /                        / /

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

--------------------------------------------------------------------------

2. Proposal to amend Restated Certificate of Incorporation to increase authorized Common Stock.

               FOR            AGAINST          ABSTAIN

               / /              / /              / /

3. Ratification of the appointment of independent auditors for 1998.

               FOR            AGAINST          ABSTAIN

               / /              / /              / /

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.




Signature(s)                                                Date
            ----------------------------------------------       --------------
NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                        THE MCGRAW-HILL COMPANIES, INC.


             VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
                           WEDNESDAY, APRIL 29, 1998

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE
                        EMPLOYEE RETIREMENT ACCOUNT PLAN
        OF THE MCGRAW-HILL COMPANIES, INC. AND ITS SUBSIDIARIES ("ERAP")


The Trustee named is hereby instructed to vote all the shares of Common Stock of The McGraw-Hill Companies, Inc. which are credited to the undersigned's account as of March 12, 1998, at the Annual Meeting of Shareholders to be held on April 29, 1998, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 22, 1998. Your instructions will be kept confidential by the Trustee.

         PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                (continued and to be signed on the reverse side)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

                                                            Please mark
                                                            your votes  /X/
                                                            like this

---------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:
                                           ---
---------------------------------------------------------------------

1. Election of the following nominees as directors for three-year terms expiring at the 2001 Annual Meeting:

   Pedro Aspe, George B. Harvey, Richard H. Jenrette, Robert P. McGraw and Lois Dickson Rice

               FOR ALL                  WITHHOLD
              NOMINEE(S)                AUTHORITY
            except as set                FOR ALL
             forth below                NOMINEES

                / /                        / /

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

--------------------------------------------------------------------------

2. Proposal to amend Restated Certificate of Incorporation to increase authorized Common Stock.

               FOR            AGAINST          ABSTAIN

               / /              / /              / /

3. Ratification of the appointment of independent auditors for 1998.

               FOR            AGAINST          ABSTAIN

               / /              / /              / /

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.




Signature(s)                                                Date
            ----------------------------------------------       --------------
NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                        THE MCGRAW-HILL COMPANIES, INC.


             VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
                           WEDNESDAY, APRIL 29, 1998

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE EMPLOYEE RETIREMENT
                   ACCOUNT PLAN OF STANDARD & POOR'S ("ERAP")


The Trustee named is hereby instructed to vote all the shares of Common Stock of The McGraw-Hill Companies, Inc. which are credited to the undersigned's account as of March 12, 1998, at the Annual Meeting of Shareholders to be held on April 29, 1998, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 22, 1998. Your instructions will be kept confidential by the Trustee.

         PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                (continued and to be signed on the reverse side)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

                                                            Please mark
                                                            your votes  /X/
                                                            like this

---------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:
                                           ---
---------------------------------------------------------------------

1. Election of the following nominees as directors for three-year terms expiring at the 2001 Annual Meeting:

   Pedro Aspe, George B. Harvey, Richard H. Jenrette, Robert P. McGraw and Lois Dickson Rice

               FOR ALL                  WITHHOLD
              NOMINEE(S)                AUTHORITY
            except as set                FOR ALL
             forth below                NOMINEES

                / /                        / /

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

--------------------------------------------------------------------------

2. Proposal to amend Restated Certificate of Incorporation to increase authorized Common Stock.

               FOR            AGAINST          ABSTAIN

               / /              / /              / /

3. Ratification of the appointment of independent auditors for 1998.

               FOR            AGAINST          ABSTAIN

               / /              / /              / /

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.




Signature(s)                                                Date
            ----------------------------------------------       --------------
NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                        THE MCGRAW-HILL COMPANIES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Scott L. Bennett and Kenneth M. Vittor, and each of them, proxies with full power of substitution, to vote the shares of stock of The McGraw-Hill Companies, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Shareholders of said Corporation to be held at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, N.Y. 10020 on Wednesday, April 29, 1998, at 11 A.M., and any adjournment thereof.

THE MATTERS TO BE VOTED UPON AND THE INSTRUCTIONS ARE SET FORTH ON THE REVERSE SIDE. PLEASE VOTE, SIGN AND RETURN PROMPTLY.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

                                                            Please mark
                                                            your votes  /X/
                                                            like this

---------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:
                                           ---
---------------------------------------------------------------------

1. Election of the following nominees as directors for three-year terms expiring at the 2001 Annual Meeting:

   Pedro Aspe, George B. Harvey, Richard H. Jenrette, Robert P. McGraw and Lois Dickson Rice

               FOR ALL                  WITHHOLD
              NOMINEE(S)                AUTHORITY
            except as set                FOR ALL
             forth below                NOMINEES

                / /                        / /

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

--------------------------------------------------------------------------

2. Proposal to amend Restated Certificate of Incorporation to increase authorized shares of Common Stock.

               FOR            AGAINST          ABSTAIN

               / /              / /              / /

3. Ratification of the appointment of independent auditors for 1998.

               FOR            AGAINST          ABSTAIN

               / /              / /              / /

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.




Signature(s)                                                Date
            ----------------------------------------------       --------------
NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                        THE MCGRAW-HILL COMPANIES, INC.


             VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
                           WEDNESDAY, APRIL 29, 1998

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE SAVINGS INCENTIVE PLAN
        OF THE MCGRAW-HILL COMPANIES, INC. AND ITS SUBSIDIARIES ("SIP")


The Trustee named is hereby instructed to vote all the shares of Common Stock of The McGraw-Hill Companies, Inc. which are credited to the undersigned's account as of March 12, 1998, at the Annual Meeting of Shareholders to be held on April 29, 1998, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 22, 1998. Your instructions will be kept confidential by the Trustee.

         PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                (continued and to be signed on the reverse side)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

                                                            Please mark
                                                            your votes  /X/
                                                            like this

---------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:
                                           ---
---------------------------------------------------------------------

1. Election of the following nominees as directors for three-year terms expiring at the 2001 Annual Meeting:

   Pedro Aspe, George B. Harvey, Richard H. Jenrette, Robert P. McGraw and Lois Dickson Rice

               FOR ALL                  WITHHOLD
              NOMINEE(S)                AUTHORITY
            except as set                FOR ALL
             forth below                NOMINEES

                / /                        / /

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

--------------------------------------------------------------------------

2. Proposal to amend Restated Certificate of Incorporation to increase authorized shares of Common Stock.

               FOR            AGAINST          ABSTAIN

               / /              / /              / /

3. Ratification of the appointment of independent auditors for 1998.

               FOR            AGAINST          ABSTAIN

               / /              / /              / /

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.




Signature(s)                                                Date
            ----------------------------------------------       --------------
NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                        THE MCGRAW-HILL COMPANIES, INC.


             VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
                           WEDNESDAY, APRIL 29, 1998

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE SAVINGS INCENTIVE PLAN
                          OF STANDARD & POOR'S ("SIP")


The Trustee named is hereby instructed to vote all the shares of Common Stock of The McGraw-Hill Companies, Inc. which are credited to the undersigned's account as of March 12, 1998, at the Annual Meeting of Shareholders to be held on April 29, 1998, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 22, 1998. Your instructions will be kept confidential by the Trustee.

         PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                (continued and to be signed on the reverse side)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

                                                            Please mark
                                                            your votes  /X/
                                                            like this

---------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:
                                           ---
---------------------------------------------------------------------

1. Election of the following nominees as directors for three-year terms expiring at the 2001 Annual Meeting:

   Pedro Aspe, George B. Harvey, Richard H. Jenrette, Robert P. McGraw and Lois Dickson Rice

               FOR ALL                  WITHHOLD
              NOMINEE(S)                AUTHORITY
            except as set                FOR ALL
             forth below                NOMINEES

                / /                        / /

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

--------------------------------------------------------------------------

2. Proposal to amend Restated Certificate of Incorporation to increase authorized Common Stock.

               FOR            AGAINST          ABSTAIN

               / /              / /              / /

3. Ratification of the appointment of independent auditors for 1998.

               FOR            AGAINST          ABSTAIN

               / /              / /              / /

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.




Signature(s)                                                Date
            ----------------------------------------------       --------------
NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -